Sub-Item 77Q1(a): Copies of Material Amendments to the Trusts Declaration of Trust or By-laws


Amendment No. 72 dated June 13, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 is incorporated herein by reference to Exhibit (a)(73) to Post-Effective Amendment No. 363 to the
 Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 29, 2013 (Accession No. 0001193125-13-307507).

Amended and Restated By-Laws of Goldman Sachs Trust, dated through August 15, 2013, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 364 to the Registrants Registration
Statement on Form N-1A filed with the Securities and Exchange Commission on August 16, 2013 (Accession
No. 0001193125-13-338246).

Amendment No. 73 dated August 15, 2013 to the Agreement and Declaration of Trust dated January 28, 1997 is incorporated herein by reference to Exhibit (a)(74) to Post-Effective Amendment No. 366 to the
Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 12, 2013 (Accession No. 0001193125-13-365427).

Amendment No. 74 dated September 19, 2013 to the Agreement and Declaration of Trust dated January 28,
1997 is incorporated herein by reference to Exhibit (a)(75) to Post-Effective Amendment No. 368 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 26, 2013 (Accession No. 0001193125-13-379631).

Amendment No. 75 dated October 17, 2013 to the Agreement and Declaration of Trust dated January 28,
1997 is incorporated herein by reference to Exhibit (a)(76) to Post-Effective Amendment No. 369 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 25, 2013 (Accession No. 0001193125-13-411827).

Amendment No. 76 dated November 8, 2013 to the Agreement and Declaration of Trust dates January 28,
1997 is incorporated herein by reference to Exhibit (a)(77) to Post-Effective Amendment No. 375 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on December 13, 2013 (Accession No. 0001193125-13-473381).